UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 1, 2021

IN8bio, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39692	82-5462585
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 5th Avenue, Suite 5330 New York, New York	10118
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 646 600-6438

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	INAB	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 9, 2021, IN8bio, Inc. (the “Company”) announced that the Board of Directors had appointed Kate Rochlin, Ph.D. as the Company’s Chief Operating Officer, effective as of December 1, 2021.

In connection with her appointment as Chief Operating Officer, Dr. Rochlin will receive an annual base salary of $400,000 and will be eligible for an annual bonus equal to 40% of her base salary.

Prior to Dr. Rochlin’s appointment a Chief Operating Officer, she served as the Company’s Vice President, Operations and Innovation since December 2020 and as the Company’s Associate Vice President of Operations and Innovation from August 2020 until December 2020. From March 2020 until August 2020, Dr. Rochlin served as the Chief Business Officer of Curadigm SAS, a private nanotechnology company. Previously she served as Curadigm’s Director of Business Development from March 2019 to August 2020. Prior to that, Dr. Rochlin Served as Director of Scientific Affairs for Filament BioSolutions Inc., a private biotechnology company, from March 2016 until March 2019. From September 2012 to January 2017, she was a Co-founder and the Chief Scientific Officer of Immunovent, LLC, a biotechnology company focused on commercialization of technologies for diagnosing allergies, and then served as a Scientific and Business Advisor to Immunovent, LLC from January 2017 until March 2019. Since February 2013, Dr. Rochlin has served as a Project Principle of the Solution Lab, Inc., a nonprofit organization that provides Ph.D. and MBA students real-world consulting experiences, and since October 2019 she has also served on the Solution Lab’s board of directors. Dr. Rochlin received a Ph.D. in Cell and Developmental Biology from Weill Cornell University, and a B.A. in Molecular Biology and History and Sociology of Science (HSSC) from the University of Pennsylvania.

There are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Dr. Rochlin and the Company required to be disclosed herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IN8bio, Inc.

Date: December 9, 2021	By:	/s/ Patrick McCall
Patrick McCall
Chief Financial Officer and Secretary